UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2011
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TRANSCEND SERVICES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Glenlake Parkway, Suite 1325, Atlanta, GA 30328
(Address of principal executive offices, including zip code)

(678) 808-0600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 10, 2011, Transcend Services, Inc. (“Transcend”) entered into a new Clinical Documentation Solution Agreement (the “Agreement”) with Multimodal Technologies, Inc. (“M*Modal), which amends the October 30, 2006 agreement between Transcend and M*Modal. The new agreement has an initial term ending on December 31, 2012, followed by four one year renewal terms through December 31, 2016, unless Transcend (at its sole option) elects not to renew for any such one-year renewal term. After the fourth renewal term, the agreement automatically renews for successive one year terms unless terminated by either party with proper notice. Pricing remains unchanged based on current volume levels.

Item 9.01. Financial Statements and Exhibits.

(a)	The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of Transcend Services, Inc. dated August 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transcend Services, Inc.

Date: August 12, 2011	/s/ Lance Cornell
Lance Cornell
Chief Financial Officer
(Principal Financial Officer)